EXHIBIT 99.1


                                    SEARS



                             1998 ANALYST MEETING



--------------------------------------------------------------------------------

                            SEARS, ROEBUCK AND CO.

--------------------------------------------------------------------------------



                              February 18, 1998

                              Arthur C. Martinez

                     Chairman and Chief Executive Officer


--------------------------------------------------------------------------------

                            SEARS, ROEBUCK AND CO.

--------------------------------------------------------------------------------


                               The Pierre Hotel
                                   New York
                              February 18, 1998

--------------------------------------------------------------------------------
SEARS
--------------------------------------------------------------------------------
                                                             1997 In Perspective
-- Below Our Standards

-- Significant Reversal in Credit Financial
   Performance

-- Strong Achievements in Other Businesses

   - Retail

   - Services

   - Direct Response

   - Canada

SEARS
--------------------------------------------------------------------------------
Premium Of Market Value Over Book Value
--------------------------------------------------------------------------------
        $6 Billion of Market Premium Has Been Added Since 1992.
        Market/Book Has Nearly Doubled.





                           1992     1993    1994    1995    1996   1997

Market/Book Value          1.56     1.74    1.66    3.50    3.71   3.06

--------------------------------------------------------------------------------
SEARS
--------------------------------------------------------------------------------
                                                                     1998 Agenda

-- Reverse Trend in Credit

-- Continue Success of Full-Line Stores

-- Drive Growth of Services and Direct Response Businesses

-- Target Format Capital Spending
   - Strategically Relevant
   - Clear Line of Sight to Acceptable Returns
   - Measurable to Shareholders

--------------------------------------------------------------------------------
SEARS
--------------------------------------------------------------------------------
                                                   Sources of Higher Charge-Offs



               -- Lower New Account Quality

                    - No Change in Underwriting Standards

                    - Unfavorable Distribution of Acceptances

               -- Adverse Development of Older Accounts

               -- Less Effective Operational Results

                    - Transition to New Collections Strategy

                    - Lower Reaffirmation Rate

--------------------------------------------------------------------------------
SEARS
--------------------------------------------------------------------------------
                                                              Credit Initiatives

          -- Complete:
             - Revenue Enhancement Actions
             - New Underwriting Standards
             - Delinquent Account Line Reductions

          -- Underway:
             - Risk-Based Pricing
             - More Collectors
             - Higher Collector Productivity
             - Revamping Frequency and Loyalty Programs

          -- Recent Trends:
             - Reduced Increases in Bankruptcies
             - Stabilized Increases in Delinquencies

--------------------------------------------------------------------------------
SEARS
--------------------------------------------------------------------------------
                                           Business Impact of Credit Initiatives



       -- Some Impact on 1998 is Unavoidable
          - Fewer New Accounts Going Into the Year
          - Lower Line Levels on Delinquent Accounts

       -- Much of the Impact Felt Already in '97
          - 4 Million vs. 6.5 Million New Accounts
          - 67% of Accounts Opened at Point of Service
          - Over $60 Billion of Available Open-to-Buy

       -- Full-Line Stores Profit Plan for 1998 Up Solidly
          Double Digits.

--------------------------------------------------------------------------------
SEARS
--------------------------------------------------------------------------------
                           Full-Line Store Same Store Sales Growth
                           (1995 - 1998P)



                     1995      1996      1997       1998P

                     4.7%      5.9%      3.0%      3% - 4%

--------------------------------------------------------------------------------
SEARS
--------------------------------------------------------------------------------

                                      Sources Of Full-Line Store Revenue Growth



                         -- Space Recapture

                         -- Underdeveloped Businesses

                         -- Private Brands

                         -- New Store Strategies
                            - Urban
                            - Small Markets

--------------------------------------------------------------------------------
SEARS
--------------------------------------------------------------------------------
                                        Sources Of Full-Line Store Profit Growth


             -- Gross Margin Stability
                - Balance of Sale
                - Occupancy Cost Leverage
                - Energy Cost Management
                - Strategic Sourcing
                - Logistics

             -- SG&A Leverage
                - Productivity Initiatives
                - Technology Deployment

             -- Asset Productivity
                - Space Recapture
                - Inventory Initiatives

--------------------------------------------------------------------------------
SEARS
--------------------------------------------------------------------------------
                                                             Sears Canada Update

         -- Strong 1997 Profit Performance
            - Excellent Sates Growth
            - Remodeled Toronto Stores
            - Reaping Benefits of Cost Reduction Program

         -- All Formats Profitable
            - Full-Line
            - Catalog
            - Furniture
            - Dealer Stores

         -- Competitive Set in Disarray

--------------------------------------------------------------------------------
SEARS
--------------------------------------------------------------------------------
                                                                Product Services

              -- Major Consolidation Opportunity

              -- Industry Leader
                 - 5 Times Size of Next Largest Player
                 - Repair All Brands
                 - Technology to Gain Competitive Advantage
                   - Customer-Friendly
                   - Technician Productivity

              -- Significant Opportunity for Growth
                 - Marketing Program
                 - Multiple Channels
                 - In-Store Visibility
                 - Third Party Business

--------------------------------------------------------------------------------
SEARS
--------------------------------------------------------------------------------
                                                      Home Improvement Products
                                                      and Services Opportunity

-- Significant Consumer Opportunity Space for Premium Provider of Highly Reliable Home Improvement Products and Services

-- Market Leader in Four of Five Major Services, Yet Total Share of Market Still Small

   - Roofing   - Windows
   - Siding    - HVAC


-- Consistent Premium Quality Provider
   - Few Large National Partners         - Consistent Training
   - Owned and Licensed                  - Consistent Marketing Strategy
   - Consistent Product Quality

--------------------------------------------------------------------------------
SEARS
--------------------------------------------------------------------------------
                                           Direct Response Is A Virtual Business

           -- Sears Owns the Customer Purchase Behavior Information -- Sears Owns the Majority of the Products Sold
              - Insurance
              - Clubs and Services
           -- Infrastructure is Almost Totally Outsourced
              - Telecommunications
              - Catalog Operations
              - Merchandise Inventory

           -- High Growth Potential Given Ownership of Value Components, High
              ROIC Given Outsourced Infrastructure

--------------------------------------------------------------------------------
SEARS
--------------------------------------------------------------------------------
                                               Capital Allocation Considerations


        -- Maintain Strong Credit Rating

        -- Rigorously Evaluate Projects Relative to Return Criteria

        -- Manage for the Long-Term Without
           Losing Sight of the Short-Run

        -- Rank Order All Investment Alternatives
           - New Stores/New Services
           - Cost Reduction
           - Share Repurchase

        -- Fit Within Strategic Framework

--------------------------------------------------------------------------------
SEARS
--------------------------------------------------------------------------------
                                                                Today's Agenda


        -- Overview                             Arthur Martinez
        -- Finance                              Gary Crittenden
        -- Credit                               Alan Lacy
        -- Full-Line Stores                     Bob Mettler/Al Stewart
        -- Q & A

           Break

        -- Home Services                        Jane Thompson
        -- Auto Group                           Paul Baffico
        -- Home Stores                          Bill Salter
        -- Direct Response/Marketing            John Costello
        -- Q & A
        -- Closing Remarks                      Arthur Martinez

          Lunch

                                    SEARS



                             1998 ANALYST MEETING



--------------------------------------------------------------------------------

                                   FINANCE

--------------------------------------------------------------------------------



                              February 18, 1998

FINANCE
--------------------------------------------------------------------------------
Profit Segmentation Issues
--------------------------------------------------------------------------------


     -- Segment Operating Income Presented is
        "Normalized." As Such, it Excludes:
        - SFAS No. 125
        - Reaffirmation Matter
        - Gain from Benefits Change
        - Charge for Conversion to Parts America

     -- Operating Income Includes Interest Expense and is
        Pre-Tax

     -- Corporate Segment Expenses are not Allocated

FINANCE
--------------------------------------------------------------------------------
1997 Normalized Segmented Income Statement
--------------------------------------------------------------------------------

                                           Decline in Credit Income Partially
                                           Offset Gains in Retail and Services

                                             %       Operating      %
($ in millions)              Revenue       Change      Income     Change
---------------              -------       ------    ---------    ------
Retail                       $30,086         8.0%         946       9.0%
Services/Direct Response       3,074         9.0%         345      23.5%
Credit                         5,143        23.5%       1,005     (13.7)%
International                  3,488         2.9%         142        NM
Corporate                         --           --        (214)      1.4%
Total                        $41,791         9.3%       2,224       6.8%

FINANCE
--------------------------------------------------------------------------------
Key Credit Statistics *
--------------------------------------------------------------------------------

                                        Revenue Enhancements and Funding
                                        Cost Improvements Partially Offset
                                        the Increase In Provision

         ($ in millions)                  1996      1997
                                         ------    ------
   Provision for Bad Debts              $1,081     $2,076
   Finance Charge Yield                   18.3%      20.2%
   Funding Rate                           7.26%      7.ll%
   Profit Contribution                   $l,164    $1,005



* Before the effect of SFAS No. 125 and reclassification for retained interest in securitization trust

FINANCE
--------------------------------------------------------------------------------
Balance Sheet Continues to be Strong
--------------------------------------------------------------------------------



-- Debt to Total Capital Improved
   from 84% to 83%

-- Retail Businesses Essentially Debt Free

-- Fixed Charge Coverage Remains at 2.1x

-- Maintained A- and A2 Ratings from S&P and Moody's, respectively

FINANCE
--------------------------------------------------------------------------------
1998 Financial Guidance
--------------------------------------------------------------------------------



           -- EPS Up Mid-Single Digits from $3.27

           -- Credit Earnings Down Approximately 20%

           -- Domestic Same Store Sales Up 3-4%

           -- 1-2% Comp-to-Total Differential

           -- Merchandise Gross Margin Flat

           -- SG&A Leverage of 40-50bps

           -- Depreciation Up Low Double-Digit Percent

FINANCE
--------------------------------------------------------------------------------
1998 Earnings Growth Uneven by Quarter
--------------------------------------------------------------------------------


-- First Quarter 1998 Plan Down Approximately 50%

   - Anniversary Higher Credit Write-Off Rates in Q4

-- Second Quarter 1998 Helped by Easter Shift

-- Third Quarter 1998 Impacted by Anniversary of Credit
   Revenue Enhancements

-- Fourth Quarter 1998 Helped by Relative Retail
   Contribution and Lower Increase in Reserve

FINANCE
--------------------------------------------------------------------------------
Free Cash Flow of Core Businesses
--------------------------------------------------------------------------------

                                                Core Businesses Generate
                                                Meaningful Cash Flow

                  Free Cash Flow After Capital Expenditures


                                   [graph]

FINANCE
--------------------------------------------------------------------------------
Historical Earnings Growth Rate of Core Business
--------------------------------------------------------------------------------

                                                Core Businesses Deliver
                                                Solid Earning Growth



                                 1995-1997
                              Compound Annual
                               Growth Rate      Prospective 5-Yr.
                                  ("CAGR")            CAGR
                              ---------------   -----------------
Full Line Stores                    20%            10%- 12%

Credit *                             --              8%-10%

Services/Direct Response            25%             17%-23%

Core Subtotal                       12%           11% - 23%

S&P 500                             14%                  7%







* Prospective Credit Growth Rate After 1998

FINANCE
--------------------------------------------------------------------------------
Financial Overview
--------------------------------------------------------------------------------



- 1997 Significantly Impacted by Credit


- Retail, Services and Direct Response All Strong


- 1998 Guidance Mid-Single EPS Growth


- Long Term, Core Businesses Alone Could Grow Low
  Double Digits and Generate Meaningful Cash Flow

                                    SEARS



                             1998 ANALYST MEETING


--------------------------------------------------------------------------------

                                    CREDIT
--------------------------------------------------------------------------------



                              February 18, 1998

CREDIT
--------------------------------------------------------------------------------
Sears Credit Is One Of Largest U.S. Portfolios
--------------------------------------------------------------------------------


- Largest Retail Portfolio, Bigger Than Next 10
  Combined


- $28.6 Billion in Balances at Year-End 1997


- 32 Million Purchase Active Accounts


- Sixth Largest Portfolio Compared to Bank Cards


- 55% Share of Sears Sales

CREDIT
--------------------------------------------------------------------------------
1997 Financial Performance Summary
--------------------------------------------------------------------------------



         - Average Managed Receivables up 10% to $26.8B


         - Revenue From Managed Assets Up 24% to $5.5B


         - Provision for Losses Up 92% to $2.1B


         - Pre-tax ROA Down 110 B.P. to 3.55%


         - Pre-tax Earnings Down 14% To $1,005MM













NOTE: 1997 results exclude the effect of reaffirmation charges, SFAS #125, and reclassification for retained interest in securitization trusts

CREDIT
--------------------------------------------------------------------------------
Significant Reserve Additions Were Made
--------------------------------------------------------------------------------


-- Reserve Increase of $324MM Fully Reflects Second
   Half Credit Trends


-- Reserve Level Based on Impaired Accounts

   - Estimated Write-offs From Bankruptcy Filings
     "On Hand"

   - Delinquent Balances

   - Range of Historical Roll Rates

CREDIT
--------------------------------------------------------------------------------
Credit Profitability Comparable To Industry And Monoline Credit Issuers
--------------------------------------------------------------------------------




                             After Tax ROA -1997
                             -------------------

                            Sears Credit      2.2%

                            Industry Average  1.6

                            MBNA              1.4

                            Capital One       1.2

                            Advanta           0.4

                            Providian         1.8





Source: Company reports, R. K Hammer Industry Estimate

CREDIT
--------------------------------------------------------------------------------
Contractual Write-Off Drivers
--------------------------------------------------------------------------------


               Portfolio Quality
               -----------------
                 - New Accounts

                 - Seasoned Accounts


               Operational Impacts
               -------------------

                 - Collector Turnover

                 - Tighter Policies and Practices

CREDIT
--------------------------------------------------------------------------------
Seasoned Accounts Are Writing Off At A Higher Rate
--------------------------------------------------------------------------------


                          Annual Net Write-Off Rate
                              Seasoned Accounts


                    1994     1995     1996     1997

                    3.2%     3.0%     3.5%     4.9%

CREDIT
--------------------------------------------------------------------------------
Contractual Write-offs Drove This Trend
--------------------------------------------------------------------------------


                              Net Write-Off Rate


               Q4    Bankruptcy      Lower       Contractual     Q4
              1996   Write-Offs  Reaffirmation    Write-Offs    1997
                                      Rate      (Delinquency)

              4.8%      .5%           .4%            2.1%       7.8%

CREDIT
--------------------------------------------------------------------------------
Contractual Write-Off Drivers
--------------------------------------------------------------------------------



                 Portfolio Quality
                 -----------------
                   - New Accounts

                   - Seasoned Accounts


                 Operational Impacts
                 -------------------
                   - Collector Turnover

                   - Tighter Policies and Practices

CREDIT
--------------------------------------------------------------------------------
Seasoned Accounts Are Writing Off At A Higher Rate
--------------------------------------------------------------------------------





                          Annual Net Write-off Rate
                              Seasoned Accounts


                1994     1995     1996      1997

                3.2%     3.0%     3.5%      4.9%

CREDIT
--------------------------------------------------------------------------------
Significant Actions Have Been Taken To Improve Portfolio Quality
--------------------------------------------------------------------------------



        Underwriting                    |   Portfolio Management
                                        |
Tighter Upfront Underwriting Criteria   |  Tighter Over-Limit Controls
                                        |
Better Direct Mail Back-End Controls    |  Credit Line Decreases
                                        |
New Custom Predictive Models            |  Conservative Line Increases
                                        |
                                        |  New Custom Risk Models
                                        |
                                        |
                                        |
                                        |
RESULT:  Fewer New Accounts,            |  RESULT:  Lower Losses from
         Higher Quality                 |           Existing Accounts
                                        |
                                        |

CREDIT
--------------------------------------------------------------------------------
1998 Outlook
--------------------------------------------------------------------------------


     - Hold Credit Share

     - Mid to High Single Digit Balance Growth

     - Modest Improvement in Net Interest Margin

     - Further Deterioration from Q4 1997 Write-Off Rate

     - Reserve Addition in Line with Balance Growth

     - Earnings to Decline Approximately 20%

CREDIT
--------------------------------------------------------------------------------
Summary
--------------------------------------------------------------------------------



  - Problems Are Significant but Identified and Being Addressed

  - Our Returns Remain Strong

  - We Can Grow Profit Again

  - Credit is an Important Part of Sears Multiple Value Capture Strategy

                                    SEARS



                             1998 ANALYST MEETING


--------------------------------------------------------------------------------

                               FULL-LINE STORES

--------------------------------------------------------------------------------


                              February 18, 1998

FULL-LINE STORES
--------------------------------------------------------------------------------
Key Softlines Businesses Provide Growth
--------------------------------------------------------------------------------


                                           Comparable Store
                              Category           Sales
                          ---------------  ----------------
                          - Ready to Wear         9.2%

                          - Fine Jewelry         10.6%

                          - Footwear              7.7%

                          - Cosmetics            13.8%

                          - Men's                 1.7%

                          - Children's            3.0%

FULL-LINE STORES
--------------------------------------------------------------------------------
Mixed Results In Hardlines
--------------------------------------------------------------------------------



                                                         Comparable
                                   Category             Stores Sales
                         ----------------------------   ------------
                         -- Brand Central                  5.5%
                            - Home Appliances              5.2%
                            - Consumer Electronics         6.0%


                         -- Home Improvement              -2.3%
                            - Lawn & Garden/Seasonal      -0.9%
                            - Hardware                    -0.4%
                            - Sporting Goods              -7.2%

FULL-LINE STORES
--------------------------------------------------------------------------------
Gross Margin Remains Stable
--------------------------------------------------------------------------------


     -  Balance of Sale Shift to Apparel

     -  Favorable Effect of Strategic Sourcing

     -  Apparel Owned Brands Grow

     -  Competitive Pricing Posture

FULL-LINE STORES
--------------------------------------------------------------------------------
Key Accelerators
--------------------------------------------------------------------------------

     Apparel

     -  Women's Special Sizes

     -  Cosmetics Roll-out

     -  Owned Brand Development

     -  Additional Space

     -  New National Brands


     Hardlines

     -  Introduction of Maytag

     -  Redesign of Fitness, Grills, Patio and Sporting Goods

     -  Testing Re-Entry to Mattress Business

FULL-LINE STORES
--------------------------------------------------------------------------------
Extended and New Brands
--------------------------------------------------------------------------------

     -  Roll-Out New Brand in Children's - TKS Basics

     -  Grow Canyon River Blues to Include Newborns, Infants

     -  Continue Extension of Crossroads into Women's Sizes

     -  Complete First Full Season with CRB Khaki Line in Men's

FULL-LINE STORES
--------------------------------------------------------------------------------
Three Good Stories
--------------------------------------------------------------------------------

     -  Store Growth: Non-Traditional Markets

     -  Connecting with the Customer

     -  Productivity - Including Technology

FULL-LINE STORES
--------------------------------------------------------------------------------
Our New Store Program Will Grow at a Slightly Accelerated Pace
--------------------------------------------------------------------------------



---------------------------------------------------------------
                             1996    1997   1998  1999    2000
---------------------------------------------------------------
New Markets                   14      12     11     13     18
---------------------------------------------------------------
Replacements                  13       9     11     12     12
---------------------------------------------------------------
Total Number of Stores       821     833    844    857    875
---------------------------------------------------------------

FULL-LINE STORES
--------------------------------------------------------------------------------
27% of Existing Stores are Available for Remodeling and Space Recapture
--------------------------------------------------------------------------------

     --  73% of Stores Completed Since Inception of Plan in 1993
         -  532 Remodels and Expansions
         -  78 New Stores
         -  Together Total 610 of Current 833 Full Line Stores

     --  Estimate 6 Million Square Feet from Capital Program in 1998-2000

     --  Changed Balance of Space from 52% to 67% Softlines

     --  Apparel Sales per Square Foot Improved Store-Wide

FULL-LINE STORES
--------------------------------------------------------------------------------
Small City Opportunity
--------------------------------------------------------------------------------


     -  Rural Population Growth

     -  Better Competitive Environment

     -  Lower Capital Costs

     -  Lower Associate Turnover

FULL-LINE STORES
--------------------------------------------------------------------------------
Small City Stores Grow Apparel and Intensify Hardware Businesses
--------------------------------------------------------------------------------


(Square Feet)       Old: 44k            New: 63k
                  -----------      ------------------
SOFTLINES SPACE   --  24k (55%)     --  45k (70%)

  Ready to Wear       -  7,500          -  Double Space

  Fine Jewelry        -  None           -  All Stores

HARDLINES SPACE   --  20k (45%)     --  18k (30%)

  Hardware            -  Available      -  Expanded Space/Assortments

  Brand Central       -  Available      -  Comparable

  Sporting Goods      -  Available      -  Fitness Equipment Only

  Automotive          -  Most Stores    -  Selectively Included

FULL-LINE STORES
--------------------------------------------------------------------------------
Improving Customer Focus
--------------------------------------------------------------------------------


     -  Better Pre-screening of Associates

     -  Customer-Focused Training

     -  Trust in Associates to do the Right Thing

     -  Establishment of Pay-at-risk for Every Manager

     -  Associate Review of Managers

FULL-LINE STORES
--------------------------------------------------------------------------------
Reducing SG&A Via Three Key Strategies
--------------------------------------------------------------------------------


     -  Achieve Industry-Leading Expense Control

     -  Utilize Technology to Reduce Fixed Costs

     -  Increase Variable Payroll

FULL-LINE STORES
--------------------------------------------------------------------------------
Long-Term Outlook
--------------------------------------------------------------------------------


     -  3-4% Comparable Store Sales Growth

     -  Continued Space Growth

     -  Consistent Gross Margin by Business

     -  Continued SG&A Leverage Improvements

     -  Double-Digit Earnings Growth

                                    SEARS


                             1998 ANALYST MEETING


         --------------------------------------------------------------
                                HOME SERVICES
         --------------------------------------------------------------



                              February 18, 1998

SEARS HOME SERVICES
--------------------------------------------------------------------------------
Building The Sears HomeCentral(SM) Brand
--------------------------------------------------------------------------------

-------------------------------------------------------------------
Brand        -  One look and feel across all media
Imagery      -  Reinforces "One Central Source for a Houseful of
                Services From Someone You Know"
-------------------------------------------------------------------
Customer     -  One number access - 1-800-4-MY-HOME
Experience   -  Consistent quality experience across services
             -  100 million contacts/year
-------------------------------------------------------------------
Marketing    -  Maximizing effectiveness across multiple services
Integration  -  Cross selling/cross marketing
-------------------------------------------------------------------

SEARS HOME SERVICES
--------------------------------------------------------------------------------
Product Services
--------------------------------------------------------------------------------

                                --------------
                                   Product
                                   Services
                                --------------



                              -  In-Home Repair

                              -  Carry-In Repair

                              -  Parts/Teleparts

                              -  HVAC Sales/Service

                              -  Installation

                              -  Service Contracts

SEARS HOME SERVICES
--------------------------------------------------------------------------------
Product Services: Industry Dynamics
--------------------------------------------------------------------------------

     -  Very Fragmented

     -  Increasingly Demanding Customer

     -  Slow Growth

     -  Deteriorating Fulfillment Economics for OEM's

     -  Locals Exiting/Outsourcing Increasing

     -  Emerging Channels

SEARS HOME SERVICES
--------------------------------------------------------------------------------
Home Improvement Services
--------------------------------------------------------------------------------

                              -----------------
                                     Home
                                 Improvement
                                   Services
                              -----------------


     Major Home       -  Siding
     Improvements     -  Windows/Doors
                      -  Roofing
                      -  Cabinet Refacing

     Home Owner       -  Pest Control
     Services         -  Carpet Cleaning
                      -  Plumbing and Electrical








SEARS HOME SERVICES
--------------------------------------------------------------------------------
Home Improvement: Industry Dynamics
--------------------------------------------------------------------------------


     -  Huge Markets

     -  Fragmented with High Turnover

     -  Access to Financing Critical

     -  Deep Customer Concerns

     -  Positive Growth Trends






SEARS HOME SERVICES
--------------------------------------------------------------------------------
Home Improvement: Strategy
--------------------------------------------------------------------------------


     Extend Our Leadership in the Most Attractive
     Service Segments

        -  Strict Adherence to Service and Product
           Quality Standards

        -  Driven By Consistent, Powerful Marketing and Sales

        -  Built on Sears Reputation for Trust






HOME STORES
--------------------------------------------------------------------------------
1997 Accomplishments
--------------------------------------------------------------------------------


     -  Achieved Plan Revenues Increase of 47%

     -  Profits Exceeded Plan

     -  Significantly Improved ROIC

     -  Shifted Unit Growth to High Financial Return Businesses

     -  Defined and Tested Concept Improvements Across the Portfolio






HOME STORES
--------------------------------------------------------------------------------
Unit Growth Reflects Investment Prioritization
--------------------------------------------------------------------------------



                                      Net Change
                                     -----------
                     1995 Stores     1996   1997     1997 Stores
                   --------------    ----   ----     -----------
Hardware Stores         108           +121   +26        255

Dealer Stores           375            +94  +107        576

HomeLife                138            +11   (20)       129

Commercial Sales *       17            +15   +29         61
                        ---          -----------      -----
Home Stores             638           +241  +142      1,021



* Represents Showroom Locations

HOME STORES
--------------------------------------------------------------------------------
Hardware Stores 1998 Priorities
--------------------------------------------------------------------------------


     -  Roll Out Conversion Process
        -  Merchandising / Marketing
        -  Systems / Staffing
        -  Physical Format and Layout

     -  Improve Local Market Focus

     -  Open 30 to 35 Hardware Stores with Focus on California

HOME STORES
--------------------------------------------------------------------------------
Dealer Stores Continues Profitable Growth
--------------------------------------------------------------------------------


1997 Accomplishments

  -  Opened 124 New Stores

  -  Comparable Store Sales Outpaced the Industry

  -  Tested New Concepts

  -  Implemented Electronic Advertising Generating Material Sales Lift

  -  Strong Operating Performance

HOME STORES
--------------------------------------------------------------------------------
Dealer Stores Will Accelerate Store Openings in 1998
--------------------------------------------------------------------------------

1998 Priorities

  -  Accelerate Store Opening Pace to 150+ New Stores

  -  Improve Gross Margin Rate by Increasing Balance of Sale of
     Better / Best Product

  -  Continue to Tailor Assortments to Needs of Small Town America

  -  Improve Inventory Turnover

HOME STORES
--------------------------------------------------------------------------------
Continue HomeLife Improvement
--------------------------------------------------------------------------------

1998 Priorities


- Roll Out Furniture Distribution Network to Secondary Markets

- Replicate Local Market Focus Initiative in Other Sun-Belt Markets

- Minimal Investment in Target Markets

- Complete Rollout of Natuzzi and Stearns & Foster

- Continue to Drive Operational Efficiencies

- Enhance Marketing Campaign


             ---------------------------------------------------
                   Encouraged by Sustainable Progress, but
                  Studying Contribution to Shareholder Value
             ---------------------------------------------------

HOME STORES
--------------------------------------------------------------------------------
Commercial Sales Successfully Leverages the
--------------------------------------------------------------------------------
Kenmore Brand


1997 Accomplishments

  -  Opened 20 Appliance Select Units

  -  Acquired Florida Builder Appliances

  -  Strong Operating Performance

1998 Priorities

  -  Open Approximately 15 Appliance Select Units

  -  Expand Florida Builder Appliances

  -  Acquire Additional Builder Distributors in Strategic Markets

HOME STORES
--------------------------------------------------------------------------------
Summary
--------------------------------------------------------------------------------


1998 Priorities

  -  Maintain Strong Comparable Sales Performance

  -  Continue Significant Financial Improvement

  -  HomeLife
     -  Build on Current Business Momentum
     -  Encouraged by Sustainable Progress
     -  Aggregate Contribution to Shareholder Value
        Under Study

  -  Hardware Stores
     -  Implement Enhanced Business Model to Leverage
        Strong Strategic Fit

                                    SEARS



                             1998 ANALYST MEETING


           --------------------------------------------------------
                        Direct Response and Marketing
           --------------------------------------------------------



                              February 18, 1998

Direct Response and Marketing
--------------------------------------------------------------------------------
Sears Has Built One Of The Largest, Fastest-Growing
--------------------------------------------------------------------------------
Direct Response Businesses In Retailing


     -  High Sustainable Earnings Growth
        -  +20% Annual Profit Growth
        -  Very Predictable (Test and Expand)

     -  High Shareholder Value Generation
        -  Large Profit
        -  Low Capital/Infrastructure Needs
        -  Leverages Current Assets
        -  Multiple Value Capture Opportunities

Direct Response and Marketing
--------------------------------------------------------------------------------
Sears Has Built One Of The Largest, Fastest-Growing
--------------------------------------------------------------------------------
Direct Response Businesses In Retailing



     -  Sustainable Competitive Advantage
        -  Sears Customer Affinity
        -  Proprietary Databases
        -  State-of-the-Art Modeling
        -  Seasoned Management

Direct Response and Marketing
--------------------------------------------------------------------------------
Direct Response - Business Segment Overview
--------------------------------------------------------------------------------

     -  Insurance
        -  Credit Protection, AD&D, Term Life
     -  Specialty Catalogs
        -  14 Licensed Catalogs
        -   3 Proprietary Catalogs
             (Craftsman, Wishbook, Health Care)
        -  On-Going New Concept Testing
        -  Clubs and Services
           -  Leverage Sears Name
        -  Merchandise Offers
           -Credit Inserts
           - Solo Mailers

Direct Response and Marketing
--------------------------------------------------------------------------------
Direct Response - 1998 Core Strategies
--------------------------------------------------------------------------------


     -  Continue Growth of Insurance Products
        -  Increased File Penetration
        -  New Products
        -  Cost Control

     -  Accelerate Profit of Clubs & Services and
        Merchandise Segments
        -  Focus on Highest Potential Segments
        -  Leverage Data Warehouse

     -  Expand Use of Sears Brands in Catalog Channel
        -  Canyon River Blues
        -  Circle of Beauty
        -  Craftsman

Direct Response and Marketing
--------------------------------------------------------------------------------
Marketing Objectives
--------------------------------------------------------------------------------



     -  Connect with Our Target Customer

     -  Make Sears a More Compelling Place to Shop

     -  Drive Sales and Profit

Direct Response and Marketing
--------------------------------------------------------------------------------
1998 Marketing Strategies
--------------------------------------------------------------------------------



     -  Continue Brand-Building on Sears, Our Private Brands and Formats

     -  Use Promotion to Leverage Sales and Top-Of-Mind Awareness

     -  Expand Targeted Marketing Efforts

     -  Explore New Channels to Reach Customers

Direct Response and Marketing
--------------------------------------------------------------------------------
1998 Marketing Strategies
--------------------------------------------------------------------------------


     -  Continue Brand-Building on Sears, Our Private Brands and Formats

     -  Use Promotion to Leverage Sales and Top-Of-Mind Awareness

     -  Expand Targeted Marketing Efforts

     -  Explore New Channels to Reach Customers

     -  Increase Marketing Effectiveness and Efficiency

Direct Response and Marketing
--------------------------------------------------------------------------------
Marketing Objectives
--------------------------------------------------------------------------------



     -  Connect with Our Target Customer

     -  Make Sears a More Compelling Place to Shop

     -  Drive Sales and Profit

FULL-LINE STORES
--------------------------------------------------------------------------------
Brand Central Growth Initiatives
--------------------------------------------------------------------------------



     -  Attraction of New Maytag Customer

     -  Expansion of"Brandsnet" Technology

     -  Increase of "Take-with" Merchandise

     -  Full-Year of Cameras

     -  More Home Theater Offerings

                                    SEARS



                             1998 ANALYST MEETING


          ---------------------------------------------------------
                                 Home Stores
          ---------------------------------------------------------



                              February 18, 1998

FULL-LINE STORES
--------------------------------------------------------------------------------
Home Improvement Growth Initiatives
--------------------------------------------------------------------------------



     -  Build Upon Craftsman Strength

     -  Energize National Brand Program

     -  Extend Year-Round Hardware Gift Program

     -  Improve Promotional and Inventory Execution

     -  Redesign Lawn & Garden and Sporting Goods

FULL-LINE STORES
--------------------------------------------------------------------------------
Inventory and Gross Margin Management
--------------------------------------------------------------------------------




     -  Assortment Planning System

     -  Fashion Size Bias System

     -  Factory Package

     -  Lost Sales Key

FULL-LINE STORES
--------------------------------------------------------------------------------
Strong Merchandising Team
--------------------------------------------------------------------------------



    --  Additions
        -  Mark Cohen
        -  Bob Thacker

    --  Realignment
        -  Lana Cain
        -  Lyle Heidemann
        -  Meg Rist
        -  Bob Shamberg

Direct Response and Marketing
--------------------------------------------------------------------------------
1998 Marketing Strategies
--------------------------------------------------------------------------------



     -  Continue Brand-Building on Sears, Our Private Brands and Formats

     -  Use Promotion to Leverage Sales and Top-Of-Mind Awareness

     -  Expand Targeted Marketing Efforts

     -  Explore New Channels to Reach Customers

Direct Response and Marketing
--------------------------------------------------------------------------------
1998 Marketing Strategies
--------------------------------------------------------------------------------



     -  Continue Brand-Building on Sears, Our Private Brands and Formats

     -  Use Promotion to Leverage Sales and Top-Of-Mind Awareness

     -  Expand Targeted Marketing Efforts

     -  Explore New Channels to Reach Customers

     -  Increase Marketing Effectiveness and Efficiency

Direct Response and Marketing
--------------------------------------------------------------------------------
Advertising Effectiveness Initiative
--------------------------------------------------------------------------------


  Objective:   Build a Sustainable Competitive Advantage
               Through Improving Marketing Effectiveness

  Strategy:    Build a Fact Base on Productivity (Return on
               Marketing Investment) Across:

                    -  Product Lines
                    -  Media
                    -  Geography

               Using Leading Edge Analytical Methods

                                    SEARS



                             1998 ANALYST MEETING



           --------------------------------------------------------
                               AUTOMOTIVE GROUP
           --------------------------------------------------------



                              February 18, 1998

AUTOMOTIVE GROUP
--------------------------------------------------------------------------------
1997 Was a Year of Transition for the Automotive Group
--------------------------------------------------------------------------------


     -  Financial Results were Below Expectations

     -  Virtually All Elements of the Business
        Experienced Rapid and Dramatic Change

     -  Change was Necessary

     -  Now Positioned for Future Success

     -  Our Objectives in 1998 are Simple
        -  Focus on Execution
        -  Return to 1996 Profitability Levels

AUTOMOTIVE GROUP
--------------------------------------------------------------------------------
We Made Significant Changes In 1997
--------------------------------------------------------------------------------



     -  Created a New Brand in NTB

     -  Developed Marketing Campaigns to Support Our Two Formats

     -  Overhauled Our Infrastructure

AUTOMOTIVE GROUP
--------------------------------------------------------------------------------
The Automotive Aftermarket is Not Standing Still
--------------------------------------------------------------------------------


    --  Sears Has Leading Market Share Positions in Both
        Tires and Batteries

    --  The Tire Group Could Not be Complacent Given
        Market Position and Strategic Relevancy to Sears

    --  Our Competitors are Very Active
        -  Building Stores and Entering New Markets
        -  Accelerating Consolidation and Positioning
           Through Acquisitions
        -  Experimenting with New Formats

AUTOMOTIVE GROUP
--------------------------------------------------------------------------------
We Accomplished Key Strategic Imperatives In 1997
--------------------------------------------------------------------------------
That Will Increase Future Shareholder Value


   Customer-Related
   ----------------

    --  Created NTB, National Tire and Battery
        -  Converted 278 NTW and Tire America Stores
        -  Built 47 New NTB Stores

    --  Developed and Launched the NTB Brand

    --  Continued Upgrading the Sears Auto Centers
        -  Remodeled 100 Stores in 1997

AUTOMOTIVE GROUP
--------------------------------------------------------------------------------
We Accomplished Key Strategic Imperatives In 1997
--------------------------------------------------------------------------------
That Will Increase Future Shareholder Value

   Cost-Related
   ------------

    --  Improved In-Store Operations
        -  New Store Compensation and Benefits
        -  Store-Level Assortment and Pricing

    --  Completed Battery Strategic Sourcing

    --  Dedicated Tire Distribution Network

AUTOMOTIVE GROUP
--------------------------------------------------------------------------------
Overall, Sears Will Continue to Benefit from Our
--------------------------------------------------------------------------------
Enhanced Focus On the DieHard Brand


    --  Increased DieHard Branding

    --  Greater Exposure Through Multiple Sears Outlets
        -  NTB
        -  Sears Auto Centers
        -  Parts America
        -  Western Auto (Puerto Rico)
        -  Hardware Stores
        -  Dealer Stores

    --  Battery Share Improved in 1997 Due to Outlet Expansion

    --  Completed Another Round of Battery Strategic Sourcing

AUTOMOTIVE GROUP
--------------------------------------------------------------------------------
The Changes We Made In 1997 Were Imperative
--------------------------------------------------------------------------------


    --  Focus on a Pure Parts Format was Based on Strategic,
        Operational and Financial Considerations

    --  The Western Auto "Wet" Stores Were
        -  Strategically Disadvantaged
        -  Complex to Manage
        -  Delivered Returns Below the Cost of Capital

    --  Pace of Consolidation in the DIY Parts Market Required
        Us to Accelerate the Parts America Format


                            [PICTURE APPEARS HERE]

AUTOMOTIVE GROUP
--------------------------------------------------------------------------------
The Conversion from Service to Parts is Now Complete
--------------------------------------------------------------------------------

--------------------------------------------------
Format               1993       1995        1997
--------------------------------------------------
Parts America          0         190         576
--------------------------------------------------
Western Auto          338        354          0
--------------------------------------------------
Puerto Rico            29         36          39
--------------------------------------------------
Total                 367        580         615
--------------------------------------------------

AUTOMOTIVE GROUP
--------------------------------------------------------------------------------
1997 Financial Performance Reflects the Pain of
--------------------------------------------------------------------------------
Conversion


    --  Total Sates Declined 9%, to $1.3 Billion
        -  Fewer Total Stores
        -  Parts America Stores are Immature
        -  Parts America Business Model Generates Lower
           Revenues than Western Auto

    --  Profitability Suffered
        -  Store Closings Resulted in $25 Million of Expenses
        -  Incurred Over $14 Million of One-Time
           Reorganization Expenses

AUTOMOTIVE GROUP
--------------------------------------------------------------------------------
 . . . Designed to Deliver Value to Our Customers and Shareholders
--------------------------------------------------------------------------------



     - Aggressively Seeking Market Share Leadership in the Markets in which We Compete

     -  Focused on Achieving Superior Financial Returns

     -  Developing Stronger Vendor Partnerships